EXHIBIT 10.33

                     AMENDMENT NO. 9 TO ST. JOHN'S DREDGING
                   AND DEEP WATER PIER CONSTRUCTION AGREEMENT

This Amendment No. 9 dated as of April 28, 2000 (the "Debt Consolidation Agreement") to the St. John's Dredging and Deep Water Pier Construction Agreement dated April 3, 1987 by and between ANTIGUA and BARBUDA acting by and through its government (hereinafter "Antigua") and ANTIGUA MASONRY PRODUCTS, LIMITED, a corporation organized and existing under the laws of Antigua and Barbuda and ANTIGUA HEAVY CONSTRUCTORS, LIMITED, a subsidiary of Antigua Masonry Products, Limited (hereinafter Antigua Masonry Products, Limited and Antigua Heavy Constructors, Limited, referred to collectively as "AMP"):

         WHEREAS, Antigua desires to consolidate and restructure the terms of the debt to AMP (as hereinafter defined), which debt resulted from the work performed under the terms of the following agreements by and between Antigua and AMP:

         o The St. John's Dredging and Deep Water Pier Construction Agreement dated April 3, 1987 which was amended as follows:

         o        Amendment No. 1 dated June 15, 1988
         o        Amendment No. 2 dated December 7, 1988
         o        Amendment No. 3 dated January 23, 1989
         o        Amendment No. 4 dated April 5, 1989
         o        Amendment No. 5 dated January 29, 1991
         o        Amendment No. 6 dated November 30, 1993
         o        Amendment No. 7 dated November 30, 1993
         o        Amendment No. 8 dated October 1, 1996
         o        1989 Paving Agreement No. 1 effective January 23, 1989
         o        1989 Paving Agreement No. 2 effective April 5, 1989
         o        1993 Paving Agreement effective November 31, 1993

         The above agreements are hereinafter referred to as the "Construction Agreements".

         WHEREAS, Antigua desires to consolidate the Debt into two promissory notes and extend the repayment term and reduce the interest rate, and

         WHEREAS, Antigua desires that AMP make a prepayment of US$2,500,000 against future income taxes and Customs Duties and Taxes due from AMP and its subsidiaries, Antigua Heavy Constructors, Ltd., Antigua Cement, Ltd., and Antigua Development and Construction, Ltd. (hereinafter the "AMP Subsidiaries") which prepayment will be applied to reduce the Debt, and

Amendment No. 9
Construction Agreement

         WHEREAS, AMP desires that Antigua confirm certain specific sources of funds and the security for debt repayment and assume certain debt due AMP from Deep Bay Development Co., Ltd. (hereafter "Deep Bay") as a direct obligation of Antigua, the payment of which has previously been guaranteed by Antigua under the terms of the Construction Agreements, and WHEREAS, the Construction Agreements provide that AMP and certain subsidiaries of AMP have the right to set off amounts due to Antigua against amounts due to AMP by Antigua, and

         WHEREAS, AMP currently owes Antigua EC$2,767,582 (US$1,025,030) for duties, consumption taxes and customs service tax ("Customs Duties and Taxes") as of April 28, 2000, which Antigua and AMP desire to be offset against the Debt in accordance with the Construction Agreements.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Antigua and AMP agree as follows:

1. As of April 28, 2000, the total indebtedness (including accrued interest) due to AMP from Antigua which is being consolidated under the terms of this Agreement is US$35,966,295 (hereinafter, including all interest accrued thereon the "Debt"). This includes the debt of Deep Bay to AMP which Antigua hereby accepts as a direct obligation of Antigua to pay AMP and AMP's accounts receivable from the Ministry of Public Works. A detailed summary of the Debt, showing the projected principal balance and interest accrued as of April 28, 2000 is contained in Exhibit "A" to this Agreement.

2. Antigua hereby agrees to offset EC$2,767,582 due from AMP and the AMP Subsidiaries for Customs Duties and Taxes as of April 28, 2000 against the Debt. The Financial Secretary will issue a letter to AMP to this effect at the closing of this Agreement.

3. AMP agrees to make a prepayment of US$2,500,000 against future income taxes, duties and consumption taxes due from AMP and the AMP Subsidiaries which prepayment will be applied to reduce the Debt. AMP will file a monthly report with the Minister of Finance setting forth the Customs Duties and Taxes and income taxes incurred by AMP, AHC and ACL for the month and cumulative since the closing of this Agreement and the balance of the US$2,500,000 prepayment.

4. The Debt, consisting of 39 unpaid promissory notes issued by Antigua, 3 unpaid promissory notes issued by Deep Bay Development Company, Ltd. and Public Works accounts receivable will be restructured into two promissory notes.

         a)       Dredging/Harbour Construction (the "Harbour Note").

Amendment No. 9
Construction Agreement

         b) Road Work, Paving and Other Construction, including the indebtedness of Deep Bay Development and Public Works accounts receivable (the "Other Construction Note"). The amount of this note to be determined after deducting the current debt of AMP to Antigua for Customs Duties and Taxes, the US$2,500,000 prepayment and US$1,600,000 due from AMP to Antigua in connection with the sale of condominiums under the terms of the agreement between CorbKinnon Ltd. and Antigua.

         The amounts of this debt to be determined immediately prior to the closing of the Agreement.

5.       The Harbour Note will have the following terms and conditions:

         a)       Principal amount of debt  US$18,589,637.

         b)       Term of note - 15 years, three months.

         c)       Interest rate - 6% per annum.

         d)       Principal and interest payments as follows:

                  o US$312,500 per quarter on the first day of February, May, August and October. Source of payment is rental of property to the United States Department of Defense (U.S. Air Force).

                  o US$50,000 per month payable on the first day of each calendar month. Source of payment is Antigua's fuel tax collections on deposit at the Swiss American National Bank of Antigua. Antigua warrants that it has issued or will issue by the 30th of April 2000, an irrevocable letter to the Swiss American National Bank of Antigua instructing the bank to make this US$50,000 per month transfer on the first day of each month, such letter to be substantially in the form attached hereto as Exhibit "B". Antigua further warrants that should Antigua elect to change the depository bank for fuel tax collections to another bank (the "Successor Bank"), then Antigua will issue a similar irrevocable letter to the Successor Bank.

         e) Such other terms as set forth in the form of note attached hereto as Exhibit "C". If all payments are made on the due dates the Harbour Note (US$18,589,637) will be retired in July 2015.

6. The Other Construction Note will have the following terms and conditions:

         a)       Principal amount of debt:

                  o        Debt amount                            US$17,376,658
                           Less: tax and duty prepayment             (2,500,000)
                           Customs Duties and Taxes from
                           AMP, AHC and ACL                          (1,025,030)
                           Amount due Antigua re: CorbKinnon         (1,600,000)
                                                                  -------------
                                                                  US$12,251,628

         b)       Term of note - 15 years.

         c)       Interest rate - 6% per annum.

         d)       Principal and interest payments as follows:

                  o US$43,000 per month payable on the first day of each month. Source of payment is revenue due to Antigua from its ownership interest in NewPort (Antigua) Ltd. ("NewPort"). Antigua warrants that it will issue by the 30th of April 2000 an irrevocable letter to NewPort instructing NewPort to transfer all dividend payments due to Antigua to AMP bank accounts as designated by AMP. Such letter to be substantially in the form attached hereto as Exhibit "D".

                  o US$61,400 per month payable on the first day of each month. Antigua warrants that it will issue by the 1st of July 2000 an irrevocable letter to its depository bank to make this $61,400 per month transfer on the first day of each month beginning the 1st of August 2000, such letter to be substantially in the form attached hereto as Exhibit "E". Antigua further warrants that should Antigua elect to change its depository bank to another bank (the "Successor Bank"), then Antigua will issue a similar irrevocable letter to the Successor Bank. Antigua further warrants that adequate funds will be maintained in its depository bank account to make the monthly payments.

         e) Such other terms as set forth in the form of note attached hereto as Exhibit "F".

7. Antigua represents and warrants that all of its revenues set forth below will be used by Antigua only for one purpose, to pay amounts due on the Harbour Note immediately upon receipt of such revenues by Antigua. Antigua grants AMP first priority security interest in all of the following sources:

Amendment No. 9
Construction Agreement

         a) US$312,500 per quarter revenues to Antigua to be received from or paid by the United States Department of Defense (U.S. Air Force) for rental of property in Antigua ("Air Force Revenues").

         b) US$50,000 to be transferred on the first business day of each month from Antigua's fuel tax collections on deposit at the Swiss American National Bank of Antigua to AMP's account at the Bank of Nova Scotia (account number 1101-16) ("Fuel Tax Payments").

         c) All revenues due or paid to or received by Antigua from its interest in NewPort (Antigua), Limited, including the proceeds from any sale by Antigua of its ownership interest in NewPort (Antigua) Limited ("NewPort Payments").

         d) US$61,400 to be transferred on the first business day of each month from its depository account to Antigua Heavy Constructors, Ltd.'s account at the Bank of Nova Scotia (account number 1101-16).

8. Antigua represents and warrants that all of its revenues set forth below will be used by Antigua only for one purpose, to pay amounts due on the Other Construction Note immediately upon receipt of such revenues by Antigua. Antigua grants AMP first priority security interest in the following source:

                  o All revenues due or paid to or received by Antigua from its interest in CorbKinnon, Limited, including any proceeds from any sale by Antigua of its ownership interest in CorbKinnon, Limited ("CorbKinnon Payments").

9. Antigua hereby reconfirms that AMP's income from the Construction Agreements and the related interest income from the Debt is exempt from income tax.

10. Antigua agrees to obtain Cabinet approval by April 30, 2000 and to undertake any other needed action and do whatever is constitutionally necessary to give full effect to this Agreement.

11. The Closing of the transactions hereunder shall take place at the Ministry of Finance on April 28, 2000. The following documents shall be exchanged at the Closing:

         a) AMP shall surrender the original unpaid 10% promissory notes to Antigua.

         b)       Antigua shall issue the following to AMP:

                  o The Harbour Note and the Other Construction Note executed by the Minister of Finance and witnessed by the Financial Secretary.

Amendment No. 9
Construction Agreement

                  o A copy of Cabinet Minutes authorizing the debt restructure.

                  o A copy of the irrevocable letter to Swiss American National Bank as described in Exhibit "B" signed by the Financial Secretary.

                  o A copy of the irrevocable letter to NewPort (Antigua) Ltd. as described in Exhibit "D" signed by the Financial Secretary.

                  o A copy of the irrevocable letter to Antigua's depository bank as described in Exhibit "E" signed by the Financial Secretary.

                  o A letter to AMP signed by the Financial Secretary setting forth the amount of Customs Duties and Taxes being offset against the Debt in determining the amount of the Other Construction Note.

Amendment No. 9
Construction Agreement

IN WITNESS WHEREOF, the parties hereto, by and through their respective undersigned signatories, have each executed and delivered this Agreement as of this ____ day of ________________, 2000.


WITNESS:                                 ANTIGUA AND BARBUDA, acting
                                         through its government

/S/ LENNOX WESTON                        By: /S/ JOHN ST. LUCE
--------------------------------            ------------------------------------
                                             John E. St. Luce, Finance Minister


WITNESS: ANTIGUA HEAVY CONSTRUCTORS, LIMITED, as assignee of ANTIGUA MASONRY PRODUCTS, LIMITED

/S/CHARLIE WETHERILL                     By: /S/ RICHARD L. HORNSBY
--------------------------------            ------------------------------------
                                             Richard L. Hornsby, Director


WITNESS:                                 ANTIGUA MASONRY PRODUCTS, LIMITED


/S/CHARLIE WETHERILL                     By: /S/ RICHARD L. HORNSBY
--------------------------------            ------------------------------------
                                             Richard L.  Hornsby, Director

                                    EXHIBITS

                  A.       SUMMARY OF ANTIGUA DEBT


                  B.       IRREVOCABLE LETTER TO BANK
                           (US$50,000 Per Month Transfer)


                  C.       PROMISSORY NOTE (HARBOUR NOTE)


                  D        IRREVOCABLE LETTER TO NEWPORT (ANTIGUA) LTD.


                  E.       IRREVOCABLE LETTER TO BANK
                           (US$65,000 Per Month Transfer)


                  F.       PROMISSORY NOTE (OTHER CONSTRUCTION NOTE)

                                   EXHIBIT "A"

                             SUMMARY OF ANTIGUA DEBT

Antigua Masonry Products, Ltd. And Antigua Heavy Constructors, Ltd. Summary of Amounts Due from the Government of Antigua
Balances as of April 28, 2000

                                                             04/28/00           04/28/00           04/28/00
                                            Date of          Principal          Interest             Total
Co.                 Description               Note            Balance           Balance             Balance
---                 -----------             --------        -----------        ----------         -----------
AMP      Dredging & Pier Construction       Various         $18,502,265        $   87,372         $18,589,637

AMP      Paving 1989                        03/29/89          1,048,588         1,065,560           2,114,148
AMP      Paving 1989                        05/15/89            291,111           292,252             583,363
AMP      Paving 1989                        06/15/89            749,268           745,577           1,494,845
AMP      Paving 1989                        07/15/89            703,815           694,483           1,398,298
AMP      Paving 1989                        08/15/89            279,399           273,289             552,688
AMP      Paving 1989                        09/15/89            649,849           630,041           1,279,890
                                                            -----------        ----------         -----------
              Subtotal - 1989 Paving                          3,722,030         3,701,202           7,423,232
                                                            ===========        ==========         ===========

AHC      Paving 1993                        06/15/94          4,600,960         2,452,567           7,053,527

AHC      Deep Bay Development Co.           04/29/89            200,000           200,011             400,011
AHC      Deep Bay Development Co.           04/29/89            128,000           128,551             256,551
AHC      Deep Bay Development Co.           08/01/89            527,803           449,245             977,048
                                                            -----------        ----------         -----------
              Subtotal - Deep Bay Dev.                          855,803           777,807           1,633,610
                                                            ===========        ==========         ===========

AMP      Other Projects               (1)   01/01/94            698,011           447,696           1,145,707

AMP      Public Works Accounts        (2)      -                120,581            -                  120,581
                                                            -----------        ----------         -----------
         Grand Totals at 4/28/00                            $28,499,650        $7,466,645         $35,966,295
                                                            ===========        ==========         ===========

(1)      Yasco Sports Complex                               $   146,162
         Bolans Bridge                                           72,500
         High Point Oil Terminal Improv.                        139,070
         Concrete & Block for Road Improv.                      340,279
                                                            -----------
              Total                                         $   698,011
                                                            ===========

(2)      AMP Public Works Accounts:
         PUB 101                                            $    12,092
         PUB 102                                                 45,895
         PUB 103                                                 62,593
                                                            -----------
              Total                                         $   120,581
                                                            ===========

                                   EXHIBIT "B"

                           IRREVOCABLE LETTER TO BANK

                         (US$50,000 Per Month Transfer)

                        Manager
-----------------------
Swiss American Bank
St. John's, Antigua

Dear Sir:

The Government of Antigua and Barbuda has executed Amendment No. 9 to the St. John's Dredging and Deep Water Pier Construction Agreement. This amendment provides that we issue you a standing order to transfer US$50,000 per month from the Government's fuel tax revenue deposit account in your bank to Antigua Heavy Constructors, Ltd.'s account in the Bank of Nova Scotia (Account number 1101-16). This transfer is currently being made and is to be continued on the first (1st) business day of each month.

This letter is your standing instruction and is irrevocable without the written consent of Antigua Heavy Constructors, Ltd. or until all promissory notes issued to Antigua Heavy Constructors, Ltd. under the terms of the St. John's Dredging and Deep Water Pier Construction Agreement as amended are paid in full.

Yours truly,


-----------------------
Lennox Weston
Financial Secretary



-----------------------
Ludolph Brown
Accountant General

cc:      Honourable Prime Minister
         Honourable Finance Minister
         Director of Audit

                                   EXHIBIT "C"

                                 PROMISSORY NOTE

                                 (Harbour Note)

US$18,589,637.00                                             St. John's, Antigua

Date: April 28, 2000

FOR VALUE RECEIVED, the undersigned promises to pay to the order of Antigua Heavy Constructors, Limited, an Antiguan corporation ("Payee"), at its offices at P.O. Box 423, St. John's Antigua, or at such other address as may be specified in writing from time to time by the holder hereof, the principal amount of Eighteen Million Five Hundred Eighty-Nine Thousand Six Hundred Thirty-Seven Dollars and No Cents (US$18,589,637) payable together with interest thereon in like lawful money from the date hereof at a rate per annum upon the unpaid balance from time to time until maturity, same being payable, in lawful money of the United States of America, at the applicable rate per annum set forth below:

1.       Payments and Maturity Date

         Maker shall pay the interest and principal of this Note as follows:

         US$312,500.00 shall be due and payable each quarter commencing on May 1, 2000 and continuing each successive quarter thereafter on each August 1, November 1, February 1, and May 1 and $50,000 shall be due and payable on the first day of each month commencing May 1, 2000; both the quarterly and monthly payments to continue until the principal balance is paid in full.

         Maker shall pay all amounts owing under this Note when due in full and in immediately available funds without setoff, counterclaim, deduction or withholding for any reason whatsoever. If any payment falls due on a day other than a day on which commercial banks in St. John's, Antigua, are open for business (a "Business Day"), then such payment shall instead be made on the next succeeding Business Day, and interest shall accrue accordingly.

         Maker shall utilize the sources of payment set forth in that certain Amendment No. 9 to the St. John's Dredging and Deep Water Pier Construction Agreement and all exhibits thereto by and between Maker, Payee and Antigua Masonry Products, Limited ("Amendment No. 9") solely for the purpose of making payments under this Note.

Harbour Note
Page #2

2.       Interest Rate

         This Note shall bear interest from the date of this Note until maturity at the rate of 6% per annum and thereafter at the rate provided in Item 5.

3.       Dredging and Deep Water Pier Construction Agreement

         This Note is being issued pursuant to that certain Dredging and Deepwater Pier Construction Agreement and all exhibits thereto between Maker and Payee dated April 3, 1987 (the "Agreement") and all other amendments thereto (the "Amendments"). This Note consolidates and replaces the promissory notes listed in Exhibit A to this Promissory Note. It is expressly understood and agreed that the terms of this Note are subject to the terms of the Agreement and the Amendments. Terms defined in the Agreement and the Amendments shall have the same meaning when used herein. In the case of any conflict this Note shall prevail.

4.       Events of Default

         The unpaid balance of the Note, including principal and accrued interest, shall at the option of Payee become immediately due and payable upon the occurrence of any one or more of the following events ("Events of Default"), regardless of the cause thereof and whether within or beyond the control of the Maker:

         (a) The failure of Maker to pay any sum due under this Note within 60 days after notice to Maker that a payment has not been made when due.

         (b) If it shall become unlawful for Maker to make payment(s) under this Note.

5.       Default Rate of Interest

         From and after the occurrence and during the continuation of any Event of Default, regardless of whether Payee also elects to accelerate the maturity of the Note, at Payee's sole option the unpaid balance of the Note shall bear interest at 10% (the "Default Rate"); provided, however, that after judgment all such sums shall bear interest at the greater of the Default Rate or the rate prescribed by applicable law for judgments. All interest which accrues at the Default Rate shall be due and payable on Payee's demand from time to time.

Harbour Note
Page #3

6.       Rights and Remedies of Payee

         Payee shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note, all of which shall be cumulative and may be exercised successively or concurrently. Payee's delay in exercising or failure to exercise any rights or remedies to which Payee may be entitled if any Event of Default occurs shall not constitute a waiver of any of Payee's rights or remedies with respect to that or any subsequent Event of Default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Payee preclude any other or further exercise of that or any other right or remedy. No waiver of any right or remedy by Payee shall be effective unless made in writing and signed by Payee, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.

7.       Waiver and Consent

         To the fullest extent permitted by law Maker hereby: (a) waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold Maker liable with respect to the Note (except as otherwise expressly set forth herein); (b) waives any right to interpose any set-off or counterclaim or to plead any statute of limitations as a defense in any such action or proceeding. No provision of this Note shall limit Payee's right to serve legal process in any manner permitted by law or to bring any such action or proceeding in any competent jurisdiction. Until Payee receives all sums due under this
         Note in immediately available funds, Maker shall not be released from liability with respect to the Note unless Payee expressly releases Maker in a writing signed by Payee.

8.       Costs, Indemnities and Expenses

         Maker agrees to pay all filing fees and similar charges and all costs incurred by Payee in collection or securing or attempting to collect or secure the Note, including reasonable attorney's fees, whether or not involving arbitration, litigation and/or appellate or administrative proceedings. Maker agrees to pay any documentary stamp taxes, intangible taxes, withholding tax or other taxes which may now or hereafter apply to any payment made in respect of the Note, and Maker agrees to indemnify and hold Payee harmless from and against any liability, reasonable costs, reasonable attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

Harbour Note
Page #4

9.       Maximum Interest Rate

         In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Payee as consideration for the Note exceed the limits (if any) imposed or provided by the law applicable from time to time to the Note for the use or detention of money or for forbearance in seeking its collection; Payee hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Payee in excess of those lawfully collectible as interest shall be applied against the principal of the Note immediately upon Payee's receipt thereof, with the same force and effect as though the Maker had specifically designated such extra sums to be applied to principal and Payee had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that the Note bears interest at the maximum lawful rate (whether by application of this paragraph, the Default Rate provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

10.      Governing Law

         The Note shall be governed by, and construed and enforced in accordance with, the laws of Antigua and Barbuda, W.I., as currently in effect and subject to the principles of public international law. Antigua hereby irrevocably and unconditionally waives any and all defenses it may have based in whole or in part upon the doctrine of sovereign immunity.

11.      Severability

         Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.      Interpretation

         The term "Payee" shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate. Captions and paragraph headings in this Note are for convenience of reference only and shall not affect its interpretation.

Harbour Note
Page #5

13.      Miscellaneous

         Time shall be of the essence with respect to the terms of this Note. This Note cannot be changed or modified orally. This Note may be prepaid in whole or in part at any time without penalty. Unless otherwise provided in the Agreement, no prepayment need include imputed interest not accrued through the date of prepayment, and no imputed interest shall accrue thereafter on any amount prepaid. In furtherance of the above, except as otherwise required by law or by the provisions of this Note or designated by Payee, payments received by Payee hereunder shall be applied first against interest accrued on the Note, and next in reduction of the remaining balance of the Note, except that during the continuance of any Event of Default Payee may apply such payments in any order to priority determined by Payee in its exclusive judgement. Except as otherwise required by the provisions of this Note or designated by Payee, any notice required to be given to Maker shall be deemed sufficient if made personally or if mailed, postage prepaid, to Maker's address as it appears on the signature page of this Note (as the same may hereinafter be changed by written notice to Payee from Maker).

THIS NOTE IS SIGNED, SEALED, AND DELIVERED AS OF THE DATE FIRST WRITTEN ABOVE BY AND THROUGH ITS SIGNATORY DULY AUTHORIZED.


                                         MAKER

WITNESS                                  ANTIGUA AND BARBUDA, ACTING
                                         THROUGH ITS GOVERNMENT


/S/ LENNOX WESTON                        By: /S/ JOHN ST. LUCE
--------------------------------            ------------------------------------
Lennox Weston                                Honorable John St. Luce
Financial Secretary                          Minister of Finance

                                   EXHIBIT "D"

                  IRREVOCABLE LETTER TO NEWPORT (ANTIGUA) LTD.

The Managing Director
NewPort (Antigua) Ltd.
St. John's, Antigua

Dear Sir:

The Government of Antigua and Barbuda has executed Amendment No. 9 to the St. John's Dredging and Deep Water Pier Construction Agreement. This amendment provides that we issue you a standing order to transfer all dividend payments due to Antigua from NewPort (Antigua) Ltd. to Antigua Masonry Products, Ltd. ("AMP") bank accounts as designated by AMP. This transfer is currently being made and is to be continued on the first (1st) business day of each month.

This letter is your standing instruction and is irrevocable without the written consent of Antigua Heavy Constructors, Ltd. or until all promissory notes issued to Antigua Heavy Constructors, Ltd. under the terms of the St. John's Dredging and Deep Water Pier Construction Agreement as amended are paid in full.

Yours truly,


-----------------------
Lennox Weston
Financial Secretary



-----------------------
Ludolph Brown
Accountant General

cc:      Honourable Prime Minister
         Honourable Finance Minister
         Director of Audit

                                   EXHIBIT "E"

                           IRREVOCABLE LETTER TO BANK

                         (US$61,400 Per Month Transfer)

                            Manager
---------------------------
                            Bank
---------------------------
St. John's, Antigua

Dear Sir:

The Government of Antigua and Barbuda has executed Amendment No. 9 to the St. John's Dredging and Deep Water Pier Construction Agreement. This Agreement provides that we issue you a standing order to transfer US$61,400 per month from the Government's depository account in your bank to Antigua Heavy Constructors, Ltd.'s account in the Bank of Nova Scotia (Account number 1101-16). This transfer is to be made on the first (1st) business day of each month commencing August 1, 2000.

This letter is your standing instruction and is irrevocable without the written consent of Antigua Heavy Constructors, Ltd. or until all promissory notes issued to Antigua heavy Constructors, Ltd. under the terms of the St. John's Dredging and Deep Water Pier Construction Agreement as amended are paid in full.

Yours truly,


-----------------------
Lennox Weston
Financial Secretary



-----------------------
Ludolph Brown
Accountant General

cc:      Honourable Prime Minister
         Honourable Finance Minister
         Director of Audit

                                   EXHIBIT "F"

                                 PROMISSORY NOTE

                            (Other Construction Note)

US$12,251,628.00                                             St. John's, Antigua

Date: April 28, 2000


FOR VALUE RECEIVED, the undersigned promises to pay to the order of Antigua Heavy Constructors, Limited, an Antiguan corporation ("Payee"), at its offices at P. O. Box 423, St. John's Antigua, or at such other address as may be specified in writing from time to time by the holder hereof, the principal amount of Twelve Million Two Hundred Fifty One Thousand Six Hundred Twenty Eight Dollars and No Cents (US$12,251,628.00) payable together with interest thereon in like lawful money from the date hereof at a rate per annum upon the unpaid balance from time to time until maturity, same being payable, in lawful money of the United States of America, at the applicable rate per annum set forth below:

1.       Payments and Maturity Date

         Maker shall pay the interest and principal of this Note each month in the amount of US$104,400 commencing on August 1, 2000 and continuing until the principal balance is paid in full (the US$104,400 amount consists of US$43,000 from NewPort Antigua and US$61,400 from the government depository account).

         Maker shall pay all amounts owing under this Note when due in full and in immediately available funds without setoff, counterclaim, deduction or withholding for any reason whatsoever. If any payment falls due on a day other than a day on which commercial banks in St. John's, Antigua, are open for business (a "Business Day"), then such payment shall instead be made on the next succeeding Business Day, and interest shall accrue accordingly.

         Maker shall utilize the sources of payment set forth in that certain Amendment No. 9 to the St. John's Dredging and Deep Water Pier Construction Agreement and all exhibits thereto by and between Maker, Payee and Antigua Masonry Products, Limited ("Amendment No. 9") solely for the purpose of making payments under this Note.

Other Construction Note
Page #2

2.       Interest Rate

         This Note shall bear interest from the date of this Note until maturity at the rate of 6% per annum and thereafter at the rate provided in Item 5.

3.       Dredging and Deep Water Pier Cconstruction Agreement

         This Note is being issued pursuant to that certain Dredging and Deepwater Pier Construction Agreement and all exhibits thereto between Maker and Payee dated April 3, 1987 (the "Agreement") and all other amendments thereto (the "Amendments"). This Note consolidates and replaces the promissory notes listed in Exhibit A to this Promissory Note. It is expressly understood and agreed that the terms of this Note are subject to the terms of the Agreement and the Amendments. Terms defined in the Agreement and the Amendments shall have the same meaning when used herein. In the case of any conflict this Note shall prevail.

4.       Events of Default

         The unpaid balance of the Note, including principal and accrued interest, shall at the option of Payee become immediately due and payable upon the occurrence of any one or more of the following events ("Events of Default"), regardless of the cause thereof and whether within or beyond the control of the Maker:

         (a) The failure of Maker to pay any sum due under this Note within 60 days after notice that a payment has not been made when due.

         (b) If it shall become unlawful for Maker to make payment(s) under this Note.

5.       Default Rate of Interest

         From and after the occurrence and during the continuation of any Event of Default, regardless of whether Payee also elects to accelerate the maturity of the Note, at Payee's sole option the unpaid balance of the Note shall bear interest at 10% (the "Default Rate"); provided, however, that after judgment all such sums shall bear interest at the greater of the Default Rate or the rate prescribed by applicable law for judgments. All interest which accrues at the Default Rate shall be due and payable on Payee's demand from time to time.

Other Construction Note
Page #3

6.       Rights and Remedies of Payee

         Payee shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note, all of which shall be cumulative and may be exercised successively or concurrently. Payee's delay in exercising or failure to exercise any rights or remedies to which Payee may be entitled if any Event of Default occurs shall not constitute a waiver of any of Payee's rights or remedies with respect to that or any subsequent Event of Default, whether of the same or a different nature, nor shall any single or partial exercise of any right or remedy by Payee preclude any other or further exercise of that or any other right or remedy. No waiver of any right or remedy by Payee shall be effective unless made in writing and signed by Payee, nor shall any waiver on one occasion apply to any future occasion, but shall be effective only with respect to the specific occasion addressed in that signed writing.

7.       Waiver and Consent

         To the fullest extent permitted by law Maker hereby: (a) waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold Maker liable with respect to the Note (except as otherwise expressly set forth herein); (b) waives any right to interpose any set-off or counterclaim or to plead any statute of limitations as a defense in any such action or proceeding. No provision of this Note shall limit Payee's right to serve legal process in any manner permitted by law or to bring any such action or proceeding in any competent jurisdiction. Until Payee receives all sums due under this
         Note in immediately available funds, Maker shall not be released from liability with respect to the Note unless Payee expressly releases Maker in a writing signed by Payee.

8.       Costs, Indemnities and Expenses

         Maker agrees to pay all filing fees and similar charges and all costs incurred by Payee in collection or securing or attempting to collect or secure the Note, including reasonable attorney's fees, whether or not involving arbitration, litigation and/or appellate or administrative proceedings. Maker agrees to pay any documentary stamp taxes, intangible taxes, withholding tax or other taxes which may now or hereafter apply to any payment made in respect of the Note, and Maker agrees to indemnify and hold Payee harmless from and against any liability, reasonable costs, reasonable attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

Other Construction Note
Page #4

9.       Maximum Interest Rate

         In no event shall any agreed to or actual exaction charged, reserved or taken as an advance or forbearance by Payee as consideration for the Note exceed the limits (if any) imposed or provided by the law applicable from time to time to the Note for the use or detention of money or for forbearance in seeking its collection; Payee hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Payee in excess of those lawfully collectible as interest shall be applied against the principal of the Note immediately upon Payee's receipt thereof, with the same force and effect as though the Maker had specifically designated such extra sums to be applied to principal and Payee had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that the Note bears interest at the maximum lawful rate (whether by application of this paragraph, the Default Rate provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days.

10.      Governing Law

         The Note shall be governed by, and construed and enforced in accordance with, the laws of Antigua and Barbuda, W.I., as currently in effect and subject to the principles of public international law. Antigua hereby irrevocably and unconditionally waives any and all defenses it may have based in whole or in part upon the doctrine of sovereign immunity.

11.      Severability

         Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12.      Interpretation

         The term "Payee" shall be deemed to include any subsequent holder(s) of this Note. Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate. Captions and paragraph headings in this Note are for convenience of reference only and shall not affect its interpretation.

Other Construction Note
Page #5

13.      Miscellaneous

         Time shall be of the essence with respect to the terms of this Note. This Note cannot be changed or modified orally. This Note may be prepaid in whole or in part at any time without penalty. Unless otherwise provided in the Agreement, no prepayment need include imputed interest not accrued through the date of prepayment, and no imputed interest shall accrue thereafter on any amount prepaid. In furtherance of the above, except as otherwise required by law or by the provisions of this Note or designated by Payee, payments received by Payee hereunder shall be applied first against interest accrued on the Note, and next in reduction of the remaining balance of the Note, except that during the continuance of any Event of Default Payee may apply such payments in any order to priority determined by Payee in its exclusive judgement. Except as otherwise required by the provisions of this Note or designated by Payee, any notice required to be given to Maker shall be deemed sufficient if made personally or if mailed, postage prepaid, to Maker's address as it appears on the signature page of this Note (as the same may hereinafter be changed by written notice to Payee from Maker).

THIS NOTE IS SIGNED, SEALED, AND DELIVERED AS OF THE DATE FIRST WRITTEN ABOVE BY AND THROUGH ITS SIGNATORY DULY AUTHORIZED.


                                         MAKER

WITNESS                                  ANTIGUA AND BARBUDA, ACTING
                                         THROUGH ITS GOVERNMENT


/S/ LENNOX WESTON                        By: /S/ JOHN ST. LUCE
--------------------------------            ------------------------------------
Lennox Weston                                Honorable John St. Luce
Financial Secretary                          Minister of Finance